CONTRACT SCHEDULE ADDENDUM

OWNER:              [John Doe]               CONTRACT NUMBER: [??687456]
JOINT OWNER:        [Jane Doe]
ANNUITANT:          [John Doe]

MINIMUM INITIAL CONTRACT VALUE:  [$10,000]

INVESTMENT OPTIONS:
Shown below are the Investment Options. Groups A, B and C are subject to certain restrictions as described in the Asset Allocation Rider.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS

--------------------------------------------------------------------------------
FRANKLIN GLOBAL COMMUNICATIONS SECURITIES
--------------------------------------------------------------------------------
AZL OPPENHEIMER EMERGING GROWTH
--------------------------------------------------------------------------------
AZL COLUMBIA TECHNOLOGY
--------------------------------------------------------------------------------
PIMCO VIT COMMODITY REALRETURN STRATEGY
--------------------------------------------------------------------------------
AZL OCC RENAISSANCE
--------------------------------------------------------------------------------
AZL OCC VALUE]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS

--------------------------------------------------------------------------------
AZL AIM BASIC VALUE
--------------------------------------------------------------------------------
AZL AIM INTERNATIONAL EQUITY
--------------------------------------------------------------------------------
DAVIS VA FINANCIAL
--------------------------------------------------------------------------------
DREYFUS IP SMALL CAP STOCK INDEX
--------------------------------------------------------------------------------
AZL DREYFUS FOUNDERS EQUITY GROWTH
--------------------------------------------------------------------------------
AZL DREYFUS PREMIER SMALL CAP VALUE
--------------------------------------------------------------------------------
AZL FIRST TRUST TARGET DOUBLEPLAY
--------------------------------------------------------------------------------
FRANKLIN GROWTH AND INCOME SECURITIES
--------------------------------------------------------------------------------
TEMPLETON FOREIGN SECURITIES
--------------------------------------------------------------------------------
TEMPLETON GROWTH SECURITIES
--------------------------------------------------------------------------------
AZL JENNISON GROWTH
--------------------------------------------------------------------------------
AZL LEGG MASON GROWTH
--------------------------------------------------------------------------------
AZL LEGG MASON VALUE
--------------------------------------------------------------------------------
AZL NEUBERGER BERMAN REGENCY
--------------------------------------------------------------------------------
OPCAP MID CAP

--------------------------------------------------------------------------------
AZL OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------
AZL OPPENHEIMER INTERNATIONAL GROWTH
--------------------------------------------------------------------------------
AZL PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN
--------------------------------------------------------------------------------
AZL SALOMON BROTHERS SMALL CAP GROWTH
--------------------------------------------------------------------------------
AZL TARGETPLUS EQUITY
--------------------------------------------------------------------------------
AZL FUSION GROWTH
--------------------------------------------------------------------------------
AZL FUSION MODERATE
--------------------------------------------------------------------------------
AZL VAN KAMPEN AGGRESSIVE GROWTH
--------------------------------------------------------------------------------
AZL VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------
AZL VAN KAMPEN GLOBAL REAL ESTATE
--------------------------------------------------------------------------------
AZL VAN KAMPEN MID CAP GROWTH]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS

--------------------------------------------------------------------------------
AZL DAVIS NY VENTURE
--------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND, INC.
--------------------------------------------------------------------------------
FRANKLIN HIGH INCOME
--------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES
--------------------------------------------------------------------------------
FRANKLIN LARGE CAP GROWTH SECURITIES
--------------------------------------------------------------------------------
FRANKLIN U.S.GOVERNMENT
--------------------------------------------------------------------------------
FRANKLIN ZERO COUPON - 2010
--------------------------------------------------------------------------------

S40744-02-EC

--------------------------------------------------------------------------------
MUTUAL DISCOVERY SECURITIES
--------------------------------------------------------------------------------
MUTUAL SHARES SECURITIES
--------------------------------------------------------------------------------
AZL FRANKLIN SMALL CAP VALUE
--------------------------------------------------------------------------------
AZL JENNISON 20/20 FOCUS
--------------------------------------------------------------------------------
AZL OPPENHEIMER DEVELOPING MARKETS
--------------------------------------------------------------------------------
AZL OPPENHEIMER MAIN STREET
--------------------------------------------------------------------------------
PIMCO VIT ALL ASSET
--------------------------------------------------------------------------------
PIMCO VIT EMERGING MARKETS BOND
--------------------------------------------------------------------------------
PIMCO VIT GLOBAL BOND
--------------------------------------------------------------------------------
PIMCO VIT HIGH YIELD
--------------------------------------------------------------------------------
PIMCO VIT REAL RETURN
--------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN
--------------------------------------------------------------------------------
AZL SALOMON BROTHERS LARGE CAP GROWTH
--------------------------------------------------------------------------------
AZL FUSION BALANCED
--------------------------------------------------------------------------------
AZL MONEY MARKET
--------------------------------------------------------------------------------
AZL VAN KAMPEN EMERGING GROWTH
--------------------------------------------------------------------------------
AZL VAN KAMPEN EQUITY AND INCOME
--------------------------------------------------------------------------------
AZL VAN KAMPEN GLOBAL FRANCHISE
--------------------------------------------------------------------------------
AZL VAN KAMPEN GROWTH AND INCOME]
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [1.95]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.15]% for the annuity and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus II Benefit. The M&E Charge for single Lifetime Plus Payments will decrease to [0.70]% once Lifetime Plus Payments begin.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.25]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.15]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus II Benefit. The M&E Charge for single Lifetime Plus Payments will decrease to [0.70]% once Lifetime Plus Payments begin.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.10]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.15]% for the annuity and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus II Benefit. The M&E Charge for single Lifetime Plus Payments will decrease to [0.85]% once Lifetime Plus Payments begin.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.40]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.15]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus II Benefit. The M&E Charge for single Lifetime Plus Payments will decrease to [0.85]% once Lifetime Plus Payments begin.]

During the Annuity Phase, the M&E Charge is equal on an annual basis to [1.15]% of the average daily net assets of the subaccount.

LIFETIME PLUS II BENEFIT:

COVERED PERSON(S):  [John Doe]      RIDER EFFECTIVE DATE:  [04/15/17]
                    [Jane Doe]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS II BENEFIT: The older Covered Person must be age [75] or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: [15] calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

FREE WITHDRAWAL PRIVILEGE: The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date.

MINIMUM LIFETIME PLUS PAYMENT: [$100]


S40744-02-EC

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS II BENEFIT: All Covered Persons must be at least age [50] and no Covered Person can be over age [90] on the Benefit Date.

          ANNUAL LIFETIME PLUS PAYMENT TABLE:

    AGE BAND OF THE COVERED PERSON,
     OR YOUNGER COVERED PERSON FOR    ANNUAL LIFETIME PLUS
     JOINT LIFETIME PLUS PAYMENTS        PAYMENT PERCENTAGE
           -----------------------           ----------
               [50 to 59                         4%
               60 to 69                          5%
               70 to 79                          6%
              80 or older                       7%]

RIDERS:

         [Lifetime Plus II Benefit Rider]
         [Asset Allocation Rider]

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                  [P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]

S40744-02-EC

                                CONTRACT SCHEDULE

OWNER: [John Doe]                                 CONTRACT NUMBER:  [??687456]
JOINT OWNER:  [Jane Doe]                          ISSUE DATE:       [04/15/07]
ANNUITANT:  [John Doe]                            INCOME DATE:      [04/15/17]

PURCHASE PAYMENTS:

         INITIAL PURCHASE PAYMENT:          [$10,000]

         MINIMUM ADDITIONAL

         PURCHASE PAYMENT:                  [$250 or $50 if you have selected
                                              Automatic Investment Plan]

         MAXIMUM TOTAL

         PURCHASE PAYMENTS:                 [$1 million; higher amounts may be
                                              accepted with our approval]

         ALLOCATION GUIDELINES:

                  [1. Currently, you can select up to [15] of the Investment Options. 2. Allocations must be made in whole percentages.]

INVESTMENT OPTIONS:
         VARIABLE ACCOUNT:   [Allianz Life Variable Account B]


Shown below are the Investment Options. If you selected the Lifetime Plus II Benefit, Groups A, B and C are subject to certain restrictions on allocations, as described in the Asset Allocation Rider. If you did not select the Lifetime Plus II Benefit, there are no restrictions on your allocations to Groups A, B and C.

--------------------------------------------------------------------------------
[GROUP A INVESTMENT OPTIONS

--------------------------------------------------------------------------------
FRANKLIN GLOBAL COMMUNICATIONS SECURITIES
--------------------------------------------------------------------------------
AZL OPPENHEIMER EMERGING GROWTH
--------------------------------------------------------------------------------
AZL COLUMBIA TECHNOLOGY
--------------------------------------------------------------------------------
PIMCO VIT COMMODITY REALRETURN STRATEGY
--------------------------------------------------------------------------------
AZL OCC RENAISSANCE
--------------------------------------------------------------------------------
AZL OCC VALUE]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP B INVESTMENT OPTIONS

--------------------------------------------------------------------------------
AZL AIM BASIC VALUE
--------------------------------------------------------------------------------
AZL AIM INTERNATIONAL EQUITY
--------------------------------------------------------------------------------
DAVIS VA FINANCIAL
--------------------------------------------------------------------------------
DREYFUS IP SMALL CAP STOCK INDEX
--------------------------------------------------------------------------------
AZL DREYFUS FOUNDERS EQUITY GROWTH
--------------------------------------------------------------------------------
AZL DREYFUS PREMIER SMALL CAP VALUE
--------------------------------------------------------------------------------
AZL FIRST TRUST TARGET DOUBLEPLAY
--------------------------------------------------------------------------------
FRANKLIN GROWTH AND INCOME SECURITIES
--------------------------------------------------------------------------------
TEMPLETON FOREIGN SECURITIES
--------------------------------------------------------------------------------
TEMPLETON GROWTH SECURITIES
--------------------------------------------------------------------------------
AZL JENNISON GROWTH
--------------------------------------------------------------------------------
AZL LEGG MASON GROWTH
--------------------------------------------------------------------------------
AZL LEGG MASON VALUE
--------------------------------------------------------------------------------
AZL NEUBERGER BERMAN REGENCY
--------------------------------------------------------------------------------
OPCAP MID CAP

--------------------------------------------------------------------------------
AZL OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------
AZL OPPENHEIMER INTERNATIONAL GROWTH
--------------------------------------------------------------------------------
AZL PIMCO FUNDAMENTAL INDEXPLUS TOTAL RETURN
--------------------------------------------------------------------------------
AZL SALOMON BROTHERS SMALL CAP GROWTH
--------------------------------------------------------------------------------
AZL TARGETPLUS EQUITY
--------------------------------------------------------------------------------
AZL FUSION GROWTH
--------------------------------------------------------------------------------
AZL FUSION MODERATE
--------------------------------------------------------------------------------
AZL VAN KAMPEN AGGRESSIVE GROWTH
--------------------------------------------------------------------------------

S40745-02-EC                        3

--------------------------------------------------------------------------------
AZL VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------
AZL VAN KAMPEN GLOBAL REAL ESTATE
--------------------------------------------------------------------------------
AZL VAN KAMPEN MID CAP GROWTH]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[GROUP C INVESTMENT OPTIONS

--------------------------------------------------------------------------------
AZL DAVIS NY VENTURE
--------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND, INC.
--------------------------------------------------------------------------------
FRANKLIN HIGH INCOME
--------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES
--------------------------------------------------------------------------------
FRANKLIN LARGE CAP GROWTH SECURITIES
--------------------------------------------------------------------------------
FRANKLIN U.S.GOVERNMENT
--------------------------------------------------------------------------------
FRANKLIN ZERO COUPON - 2010
--------------------------------------------------------------------------------
MUTUAL DISCOVERY SECURITIES
--------------------------------------------------------------------------------
MUTUAL SHARES SECURITIES
--------------------------------------------------------------------------------
AZL FRANKLIN SMALL CAP VALUE
--------------------------------------------------------------------------------
AZL JENNISON 20/20 FOCUS
--------------------------------------------------------------------------------
AZL OPPENHEIMER DEVELOPING MARKETS
--------------------------------------------------------------------------------
AZL OPPENHEIMER MAIN STREET
--------------------------------------------------------------------------------
PIMCO VIT ALL ASSET
--------------------------------------------------------------------------------
PIMCO VIT EMERGING MARKETS BOND
--------------------------------------------------------------------------------
PIMCO VIT GLOBAL BOND
--------------------------------------------------------------------------------
PIMCO VIT HIGH YIELD
--------------------------------------------------------------------------------
PIMCO VIT REAL RETURN
--------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN
--------------------------------------------------------------------------------
AZL SALOMON BROTHERS LARGE CAP GROWTH
--------------------------------------------------------------------------------
AZL FUSION BALANCED
--------------------------------------------------------------------------------
AZL MONEY MARKET

--------------------------------------------------------------------------------
AZL VAN KAMPEN EMERGING GROWTH
--------------------------------------------------------------------------------
AZL VAN KAMPEN EQUITY AND INCOME
--------------------------------------------------------------------------------
AZL VAN KAMPEN GLOBAL FRANCHISE
--------------------------------------------------------------------------------
AZL VAN KAMPEN GROWTH AND INCOME]
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK (M&E) CHARGE:

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [1.15]% of the average daily net assets of the subaccount.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [1.45]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.15]% for the annuity and an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [1.95]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.15]% for the annuity and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus II Benefit. The M&E Charge for single Lifetime Plus Payments will decrease to [0.70]% once Lifetime Plus Payments begin.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.25]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.15]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.80]% for single Lifetime Plus Payments under the Lifetime Plus II Benefit. The M&E Charge for single Lifetime Plus Payments will decrease to [0.70]% once Lifetime Plus Payments begin.]

[During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.10]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.15]% for the annuity and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus II Benefit. The M&E Charge for joint Lifetime Plus Payments will decrease to [0.85]% once Lifetime Plus Payments begin.]

S40745-02-EC                    [3A]

 [During the Accumulation Phase, the total M&E Charge is equal on an annual basis to [2.40]% of the average daily net assets of the subaccount. The total M&E Charge includes a charge of [1.15]% for the annuity, an additional M&E Charge of [0.30]% for the Quarterly Value Death Benefit, and an additional M&E Charge of [0.95]% for joint Lifetime Plus Payments under the Lifetime Plus II Benefit. The M&E Charge for joint Lifetime Plus Payments will decrease to [0.85]% once Lifetime Plus Payments begin.]

During the Annuity Phase, the M&E Charge is equal on an annual basis to [1.15]% of the average daily net assets of the subaccount.

MAXIMUM M&E CHARGE FOR OPTIONAL BENEFITS/CHANGE IN BENEFITS:

--------------------------------------------------------------------------------------------- ---------------------------
                                          Benefit                                                 Maximum M&E Charge

--------------------------------------------------------------------------------------------- ---------------------------
 [[LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with single Lifetime Plus     [1.50]%
 Payments after Issue, or for single Lifetime Plus Payments if you reset the 5% Annual
 Increase, or if you selected joint Lifetime Plus Payments and you drop a Covered Person]
 -------------------------------------------------------------------------------------------- ---------------------------
 [LIFETIME PLUS BENEFIT:  if you add the Lifetime Plus Benefit with joint Lifetime Plus       [1.65]%
 Payments after Issue, or for joint Lifetime Plus Payments if you reset the 5% Annual
 Increase]
 -------------------------------------------------------------------------------------------- ---------------------------
 [LIFETIME PLUS II BENEFIT:  if you add the Lifetime Plus II Benefit with single Lifetime     [1.60]%
 Plus Payments after Issue, or for single Lifetime Plus Payments if you reset the Enhanced
 5% Annual Increase, or if you selected joint Lifetime Plus Payments and you drop a Covered
 Person]
 -------------------------------------------------------------------------------------------- ---------------------------
 [LIFETIME PLUS II BENEFIT:  if you add the Lifetime Plus II Benefit with joint Lifetime      [1.75]%]
 Plus Payments after Issue, or for joint Lifetime Plus Payments if you reset the
 Enhanced 5% Annual Increase]

 -------------------------------------------------------------------------------------------- ---------------------------

The maximums shown above are for all optional benefits available under the contract and not necessarily the benefits you selected. Not all options/changes may be available to you.

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is $[50.00] each Contract Year. We deduct the Contract Maintenance Charge from the Contract Value on the last day of each Contract Year while this contract is in force. If the last day of the Contract Year is not a Business Day we deduct the charge on the next Business Day. We deduct the Contract Maintenance Charge from the Investment Options proportionately based on the amount of the Contract Value in each Investment Option relative to the total Contract Value.

During the Accumulation Phase, we will not deduct the Contract Maintenance Charge if your Contract Value on a Contract Anniversary is at least $[100,000]. If you take a total withdrawal on a date other than a Contract Anniversary we will deduct the full Contract Maintenance Charge. In the event you own more than one contract of the same type issued by the Company, we will determine the total Contract Value for all of the contracts. If the Contract Owner is a non-individual, we will look to the Annuitant to determine if we will assess the charge. If the total Contract Value for all of the contracts is at least $[100,000] at the time we are to deduct the charge, we will not assess the Contract Maintenance Charge.

During the Annuity Phase, we will deduct the Contract Maintenance Charge proportionately from each Annuity Payment. If the total Contract Value for all the Owner's contracts is at least $[100,000] on the Income Date, we will not assess the Contract Maintenance Charge.


S40745-02-EC                          [3B]

TRANSFERS:

NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that you can make. We reserve the right to change this. You are currently allowed [12] free transfers each Contract Year. This applies to transfers before and after the Income Date.

TRANSFER FEE: We reserve the right to charge a fee of $[25] for each transfer you make in excess of the free transfers permitted. Transfers we make at the end of the Right to Examine period, any transfers made pursuant to a regularly scheduled transfer, or other transfers under programs specifically waiving the Transfer Fee will not be counted in determining the application of the Transfer Fee.

WITHDRAWALS:

WITHDRAWAL CHARGE: During the Accumulation Phase, we assess a Withdrawal Charge against Purchase Payments withdrawn on a first-in-first-out (FIFO) basis. We calculate the charge at the time of each withdrawal. We take withdrawals from your contract in the following order.

1. Purchase Payments that are beyond the withdrawal charge period shown below.

2. Purchase Payments that are available under the Free Withdrawal Privilege. We do not assess a Withdrawal Charge on these payments. 3. Purchase Payments that are within the withdrawal charge period shown below on a FIFO basis. 4. Any contract earnings. We do not assess a Withdrawal Charge on earnings.

WITHDRAWAL CHARGE (as a percentage of each Purchase Payment withdrawn)

Number of Complete Years Since          Charge
Receipt of Purchase Payment
--------------------------------- -------------------
            [0                         8.5%
             1                         8.5%
             2                         7.5%
             3                         6.5%
             4                          5%
             5                          4%
             6                          3%
      7 years or more                   0%]


FREE W
can take multiple withdrawals that when added together do not exceed [10]% of total Purchase Payments, without incurring a Withdrawal Charge. This Free Withdrawal Privilege is non-cumulative. If you take a full withdrawal we assess a Withdrawal Charge with no reductions for the Free Withdrawal Privilege.

MINIMUM PARTIAL WITHDRAWAL: $[500]

MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
WITHDRAWAL: $[2,000]

[LIFETIME PLUS II BENEFIT:

COVERED PERSON(S):  [John Doe]      RIDER EFFECTIVE DATE:  [04/15/07]
                    [Jane Doe]

MAXIMUM AGE FOR SELECTING THE LIFETIME PLUS II BENEFIT: The older Covered Person must be age [75] or younger as of the Rider Effective Date.

EARLIEST BENEFIT DATE: [15] calendar days after we receive your Authorized Request for Lifetime Plus Payments at the Service Center. The Benefit Date must be the [1st or 15th] of a calendar month.

FREE WITHDRAWAL PRIVILEGE: The Free Withdrawal Privilege will no longer be available to you on or after the Benefit Date.



S40745-02-EC                          [3C]

MINIMUM LIFETIME PLUS PAYMENT: $[100]

AGES AT WHICH YOU CAN EXERCISE THE LIFETIME PLUS II BENEFIT: All Covered Persons must be at least age [50] and no Covered Person can be over age [90] on the Benefit Date.

           ANNUAL LIFETIME PLUS PAYMENT TABLE:
      AGE BAND OF THE COVERED PERSON,
       OR YOUNGER COVERED PERSON FOR      ANNUAL LIFETIME PLUS
       JOINT LIFETIME PLUS PAYMENTS        PAYMENT PERCENTAGE
             -----------------------               ----------
                 [50 to 59                         4%
                 60 to 69                          5%
                 70 to 79                          6%
                80 or older                       7%]
                                                                ]


RIDERS:

         [Lifetime Plus II Benefit Rider]
         [Asset Allocation Rider]
         [Quarterly Value Death Benefit Rider]
         [Waiver of Withdrawal Charge Rider]
         [Individual Retirement Annuity Endorsement]
         [Roth Individual Retirement Annuity Endorsement]
         [Unisex Endorsement]
         [Pension Plan and Profit Sharing Plan Endorsement]

SERVICE CENTER:   [ALLIANZ] SERVICE CENTER
                  [P.O. Box 1122
                  Southeastern, PA 19398-1122
                  800-624-0197]

S40745-02-EC                    [3D]

ANNUITY PAYMENT TABLES

Table A below shows the guaranteed amount of Annuity Payment for each $1,000 of value applied under a fixed Annuity Option. Table A is based on an interest rate of 2 1/2% per year and the 1983(a) Individual Mortality Table with mortality improvement projected 30 years using Mortality Projection Scale G.

Table B below shows the amount of the first monthly variable Annuity Payment, based on an Assumed Investment Rate of 5%, for each $1,000 of value applied under a variable Annuity Option.

The amount of such Annuity Payments under Annuity Options 1, 2 and 5 will depend on the sex and Age of the Annuitant on the Income Date. The amount of such Annuity Payments under Option 3 and 4 will depend on the sex and the Age of the Annuitant and Joint Annuitant on the Income Date. Any amounts not shown for Ages, guaranteed periods or other Annuity Options will be provided upon request.

-----------------------------------------------------------------------------------------------------------------------------
        TABLE A - GUARANTEED MONTHLY ANNUITY PAYMENTS PER $1,000 OF VALUE

-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED ANNUITY OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT       OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
ON THE INCOME DATE
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED     100% JOINT AND     GUARANTEED
                                          PERIOD OF        PERIOD OF      LAST SURVIVOR      PERIOD OF
                                          10 YEARS          20 YEARS                          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                                                                          MALE & FEMALE    MALE & FEMALE
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE       SAME AGE         SAME AGE      MALE    FEMALE
-----------------------------------------------------------------------------------------------------------------------------
        30           2.85     2.72     2.84     2.72     2.84    2.71          2.61             2.61        2.81     2.70
-----------------------------------------------------------------------------------------------------------------------------
        40           3.17     2.97     3.16     2.97     3.14    2.96          2.82             2.82        3.10     2.94
-----------------------------------------------------------------------------------------------------------------------------
        50           3.67     3.38     3.65     3.37     3.58    3.34          3.14             3.14        3.51     3.29
-----------------------------------------------------------------------------------------------------------------------------
        60           4.50     4.03     4.43     4.01     4.18    3.90          3.67             3.67        4.13     3.84
-----------------------------------------------------------------------------------------------------------------------------
        70           6.03     5.23     5.70     5.10     4.83    4.62          4.59             4.58        5.11     4.72
-----------------------------------------------------------------------------------------------------------------------------
        80           8.92     7.68     7.43     6.88     5.21    5.16          6.40             6.21        6.66     6.18
-----------------------------------------------------------------------------------------------------------------------------
        90          14.75     13.12    8.94     8.74     5.27    5.27         10.23             8.42        9.39     8.81
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                        TABLE B - GUARANTEED INITIAL MONTHLY ANNUITY PAYMENT PER $1,000 OF PROCEEDS
-----------------------------------------------------------------------------------------------------------------------------
                                VARIABLE ANNUITY OPTIONS BASED ON 5% ASSUMED INVESTMENT RATE
-----------------------------------------------------------------------------------------------------------------------------
 AGE OF ANNUITANT       OPTION 1                   OPTION 2                  OPTION 3         OPTION 4         OPTION 5
ON THE INCOME DATE
-----------------------------------------------------------------------------------------------------------------------------
                                         GUARANTEED        GUARANTEED     100% JOINT AND     GUARANTEED
                                          PERIOD OF        PERIOD OF      LAST SURVIVOR      PERIOD OF
                                          10 YEARS          20 YEARS                          10 YEARS
-----------------------------------------------------------------------------------------------------------------------------
                                                                          MALE & FEMALE    MALE & FEMALE
                     MALE    FEMALE    MALE    FEMALE    MALE   FEMALE       SAME AGE         SAME AGE      MALE    FEMALE
-----------------------------------------------------------------------------------------------------------------------------
        30           4.46     4.36     4.46     4.35     4.45    4.35          4.27             4.27        4.44     4.35
-----------------------------------------------------------------------------------------------------------------------------
        40           4.72     4.55     4.71     4.55     4.68    4.53          4.41             4.41        4.68     4.53
-----------------------------------------------------------------------------------------------------------------------------
        50           5.18     4.89     5.14     4.87     5.04    4.83          4.65             4.65        5.06     4.83
-----------------------------------------------------------------------------------------------------------------------------
        60           5.96     5.49     5.86     5.45     5.56    5.31          5.10             5.10        5.70     5.36
-----------------------------------------------------------------------------------------------------------------------------
        70           7.49     6.65     7.07     6.47     6.13    5.94          5.96             5.94        6.77     6.27
-----------------------------------------------------------------------------------------------------------------------------
        80          10.42     9.12     8.68     8.16     6.46    6.41          7.72             7.50        8.54     7.94
-----------------------------------------------------------------------------------------------------------------------------
        90          16.30     14.63    10.08    9.89     6.51    6.51         11.54             9.58        11.63    10.92
-----------------------------------------------------------------------------------------------------------------------------



S40745-02-EC                    [3D]